                        SEMIANNUAL REPORT / JUNE 30 2001

                                 AIM VALUE FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                       THE ANTIQUE DEALER BY HEINRICH EDE

           ANTIQUE DEALERS SEARCH FOR RARE, HISTORIC PIECES THAT MAY

         APPRECIATE IN VALUE. FINE ANTIQUES DEVELOP A PATINA THAT CANNOT

       BE DUPLICATED, BUT BUILDS ONLY WITH TIME. LIKE ANTIQUE COLLECTING,

          INVESTING ALSO TAKES PATIENCE AND AN EYE FOR INTRINSIC VALUE.

                     -------------------------------------

AIM Value Fund seeks long-term growth of capital. Income is a secondary objective.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.



   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                 AIM VALUE FUND

                                 AIM VALUE FUND

                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
      [PHOTO OF     during the six months ended June 30, 2001, the period
      ROBERT H.     covered by this report. Major indexes, both foreign and
      GRAHAM]       domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                                 AIM VALUE FUND



FUND LOOKS TO IMPROVE FROM ROUGH MARKET CONDITIONS

HOW DID AIM VALUE FUND PERFORM?
The AIM Value Fund outperformed its benchmark index, the S&P 500, in the first six months of 2001, albeit in a difficult environment for equity investing. Total returns, at NAV, for the six-month period ended June 30, 2001, were -6.08% for Class A shares, -6.45% for Class B shares and -6.44% for Class C shares. During the same period the S&P 500 produced total return of -6.69%.

WHAT WERE MARKET CONDITIONS LIKE OVER THE FISCAL YEAR?
In 2001, the Federal Reserve Board launched an all-out attack on interest rates, cutting them six times in the first half of the year. Annual GDP growth was revised downward to 1.3% for the first quarter, only a slight improvement from 1% GDP growth in the fourth quarter of last year. Other economic data remained mixed, with consumer optimism falling in the wake of widespread layoffs. Jobless claims rose to a five-year high in the second quarter, and laid-off workers were having trouble finding new jobs.
    On the brighter side, tax legislation was passed that will provide new and expanded benefits for retirement savings plans, as well as easing the marriage tax penalty. The market gained breadth, narrowing the gap between growth and value investments.

HOW DID THIS MARKET ENVIRONMENT AFFECT THE FUND?
Following a difficult time last year for the GARP investment style--because few companies with above-average growth sold at discount prices--2001 has begun a turnaround. The number of stocks in the AIM Value Fund portfolio was 61 at the end of the reporting period. We believe that holding about 60 stocks offers the optimum balance: it allows the fund to be fully diversified and gives us the opportunity to be fully informed about each stock.
    The fund continues to perform relatively well in a difficult market; managers have kept it to a steady course and the fund has outperformed the S&P 500 since the beginning of the year. Being overweight in the consumer discretionary, health care and financial sectors, and underweight in both telecom services and information technology helped recent performance.
    Consumer discretionary holdings as of June 30, 2001, continue to focus on cable companies Comcast and Cox, and advertising services agency Omnicom and AOL Time Warner. Managers believe these stocks meet the fund's investment criteria, showing good, sustainable earnings growth, strong earnings momentum and reasonable valuation.
    In the financial area, managers found good valuations and performance, particularly in the mortgage sector, with holdings like Fannie Mae and Freddie Mac. Top 10 holding Citigroup has performed well. Its broad diversification--a good mix of consumer and commercial, domestic and international businesses--has been a benefit.
    In the technology area, First Data (another Top 10 holding) has worked well. Because the company has a recurring revenue stream we consider it a defensive technology holding.
    While it's still relatively small--only 3.9% of the portfolio--we have increased the fund's utilities weighting. With political pressures in California and high energy prices, many utility company stocks were sold off. We think the lower prices for these stocks create an opportunity for them as growth stocks.

WHAT ACTIONS ARE BEING TAKEN TO POSITION THE FUND FOR THE FUTURE?
Throughout the recent volatile environment, we have stayed true to our GARP investment discipline because we believe it works well over time. While past performance cannot guarantee comparable future results, the fund's long-term results remain strong. We intend to maintain a portfolio of companies with strong earnings growth, positive earnings momentum and attractive valuations.
    Fund managers will continue to avoid the trap of buying a stock simply because

                     -------------------------------------

                         ...MANY UTILITY COMPANY STOCKS

                        WERE SOLD OFF. WE THINK THE LOWER

                         PRICES FOR THESE STOCKS CREATE

                                AN OPPORTUNITY...

                     -------------------------------------


FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/01, including sales charges
================================================================================
CLASS A SHARES
Inception (5/1/84)             16.02%
 10 years                      16.03
  5 years                      11.92
  1 year                      -24.22

CLASS B SHARES
Inception (10/18/93)           12.90%
  5 years                      12.03
  1 year                      -24.04

CLASS C SHARES
Inception (8/4/97)              7.78%
  1 year                      -21.15
================================================================================


PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

          See important fund and index disclosures inside front cover.

                     SEMIANNUAL REPORT / MANAGER'S OVERVIEW

it's cheap, only to watch it become even more cheap, by investing in companies with good valuations and positive fundamental momentum. AIM Value Fund managers will continue to look for great companies at good prices. They also will maintain their bottom-up stock selection strategy, picking stocks based on company fundamentals rather than broad economic predictions. The fund's strong performance history bears out the managers' belief in this strategy.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
o American International Group provides a variety of insurance and insurance-related services all around the world. The company writes a broad range of insurance and also provides financial services to consumers and businesses
o First Data Corporation is the leading provider of services to facilitate electronic commerce. Its best-known brand is Western Union, for money transfer, and it is also a major provider of transaction processing and servicing for credit card issuers.
o Cox Communications provides cable TV service to six million U.S. customers. The company leads the industry in its ability to provide multiple services--like high-speed Internet access and telephone service--over its cable infrastructure.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
Though markets may remain uncertain for some time and no one can predict when that will change, there are causes for a more positive outlook. The Federal Reserve has cut overnight rates six times the first half of 2001. Inflation and unemployment remain low, tax cut legislation has passed in the U.S., and many analysts believe the Fed could continue to cut rates over the next several months. Historically, declining interest rates bode well for stocks.
    The economy is still growing, albeit at a slower pace. There are areas of the market that continue to perform relatively well, including financials, energy, utilities and health care. Prices of many stocks have been brought to more reasonable levels. With stock prices attractive, we consider the current market to be an excellent buying opportunity.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service that allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

                     -------------------------------------

                           THOUGH MARKETS MAY REMAIN

                          UNCERTAIN FOR SOME TIME,....

                              THERE ARE CAUSES FOR

                            A MORE POSITIVE OUTLOOK.

                     -------------------------------------

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

===============================================================================================
Top 10 Holdings                                 Top 10 Industries
-----------------------------------------------------------------------------------------------
 1. Cox Communications, Inc.-Class A    4.0%      1. Diversified Financial Services        12.8%

 2. American International Group, Inc.  3.9       2. Broadcasting & Cable TV                7.9

 3. Comcast Corp.-Class A               3.9       3. Pharmaceuticals                        7.8

 4. First Data Corp.                    3.8       4. Industrial Conglomerates               5.7

 5. Pfizer Inc.                         3.7       5. Data Processing Services               5.1

 6. Tyco International Ltd.             3.2       6. Multi-Line Insurance                   4.6

 7. Citigroup Inc.                      3.1       7. Integrated Oil & Gas                   4.3

 8. AOL Time Warner Inc.                3.0       8. Managed Health Care                    3.7

 9. Target Corp.                        3.0       9. Movies & Entertainment                 3.0

10. Omnicom Group Inc.                  2.9      10. General Merchandise Stores             3.0

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===============================================================================================

          See important fund and index disclosures inside front cover.

                                 AIM VALUE FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
   Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [Lock image]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                 AIM VALUE FUND

FACTORS INFLUENCING DECISIONS TO RAISE, LOWER INTEREST RATES


ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC
PRODUCT (GDP)    [Map image]
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

HOUSING STARTS   [house image]
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

CONSUMER PRICE INDEX (CPI)  [Grocery image]
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

PRODUCER PRICE INDEX (PPI)  [goods image]
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

CONSUMER CONFIDENCE INDEX (CCI)  [Thumbs up image]
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy. As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

                                 AIM VALUE FUND

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                                 MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-90.97%

ADVERTISING-2.93%

Omnicom Group Inc.(a)                            7,550,000   $   649,300,000
============================================================================

APPLICATION SOFTWARE-1.34%

Amdocs Ltd. (United Kingdom)(b)                  4,131,700       222,492,045
----------------------------------------------------------------------------
PeopleSoft, Inc.(b)                              1,493,000        73,500,390
============================================================================
                                                                 295,992,435
============================================================================

BANKS-1.36%

Bank of New York Co., Inc. (The)                 6,250,000       300,000,000
============================================================================

BROADCASTING & CABLE TV-7.88%

Comcast Corp.-Class A(b)                        19,773,700       858,178,580
----------------------------------------------------------------------------
Cox Communications, Inc.-Class A(b)             20,000,000       886,000,000
============================================================================
                                                               1,744,178,580
============================================================================

COMPUTER & ELECTRONICS RETAIL-1.15%

Best Buy Co., Inc.(b)                            4,000,000       254,080,000
============================================================================

COMPUTER HARDWARE-0.46%

Compaq Computer Corp.                            6,600,000       102,234,000
============================================================================

COMPUTER STORAGE & PERIPHERALS-0.62%

EMC Corp.(b)                                     4,750,000       137,987,500
============================================================================

DATA PROCESSING SERVICES-5.12%

Automatic Data Processing, Inc.                  6,000,000       298,200,000
----------------------------------------------------------------------------
First Data Corp.                                13,000,000       835,250,000
============================================================================
                                                               1,133,450,000
============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.80%

American Express Co.                             6,000,000       232,800,000
----------------------------------------------------------------------------
Citigroup Inc.                                  13,000,000       686,920,000
----------------------------------------------------------------------------
Fannie Mae                                       4,750,000       404,462,500
----------------------------------------------------------------------------
Freddie Mac                                      7,500,000       525,000,000
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         11,277,500       502,976,500
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 7,500,000       481,725,000
============================================================================
                                                               2,833,884,000
============================================================================

DRUG RETAIL-1.39%

Walgreen Co.                                     9,000,000       307,350,000
============================================================================

ELECTRIC UTILITIES-1.55%

Calpine Corp.(b)                                 1,000,000        37,800,000
----------------------------------------------------------------------------
Duke Energy Corp.                                4,291,000       167,391,910
----------------------------------------------------------------------------
Mirant Corp.(b)                                  4,000,000       137,600,000
============================================================================
                                                                 342,791,910
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.92%

Celestica Inc. (Canada)(b)                       7,788,400   $   401,102,600
----------------------------------------------------------------------------
Solectron Corp.(b)                               1,350,000        24,705,000
============================================================================
                                                                 425,807,600
============================================================================

FOOD RETAIL-2.85%

Kroger Co. (The)(b)                              8,000,000       200,000,000
----------------------------------------------------------------------------
Safeway Inc.(b)                                  9,000,000       432,000,000
============================================================================
                                                                 632,000,000
============================================================================

GENERAL MERCHANDISE STORES-2.97%

Target Corp.                                    19,000,000       657,400,000
============================================================================

HEALTH CARE EQUIPMENT-1.63%

Baxter International Inc.                        5,175,000       253,575,000
----------------------------------------------------------------------------
Guidant Corp.(b)                                 3,000,000       108,000,000
============================================================================
                                                                 361,575,000
============================================================================

HEALTH CARE FACILITIES-1.94%

HCA Inc.                                         9,500,000       429,305,000
============================================================================

HOUSEHOLD PRODUCTS-0.95%

Kimberly-Clark Corp.                             3,750,000       209,625,000
============================================================================

INDUSTRIAL CONGLOMERATES-5.72%

General Electric Co.                            11,455,000       558,431,250
----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               13,000,000       708,500,000
============================================================================
                                                               1,266,931,250
============================================================================

INTEGRATED OIL & GAS-4.26%

BP Amoco PLC-ADR (United Kingdom)                8,500,000       423,725,000
----------------------------------------------------------------------------
Chevron Corp.                                    2,375,000       214,937,500
----------------------------------------------------------------------------
Exxon Mobil Corp.                                3,500,000       305,725,000
============================================================================
                                                                 944,387,500
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.48%

Qwest Communications International Inc.          3,363,000       107,178,810
============================================================================

INTERNET SOFTWARE & SERVICES-0.40%

Check Point Software Technologies Ltd.
  (Israel)(b)                                    1,734,000        87,688,380
============================================================================

MANAGED HEALTH CARE-3.74%

CIGNA Corp.                                      3,000,000       287,460,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                          8,750,000       540,312,500
============================================================================
                                                                 827,772,500
============================================================================

MOVIES & ENTERTAINMENT-2.99%

AOL Time Warner Inc.(b)                         12,500,000       662,500,000
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

MULTI-LINE INSURANCE-4.64%

American International Group, Inc.              10,125,000   $   870,750,000
----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    2,300,000       157,320,000
============================================================================
                                                               1,028,070,000
============================================================================

MULTI-UTILITIES-2.37%

Enron Corp.                                      4,519,000       221,431,000
----------------------------------------------------------------------------
Williams Cos., Inc. (The)                        9,205,800       303,331,110
============================================================================
                                                                 524,762,110
============================================================================

NETWORKING EQUIPMENT-0.91%

Brocade Communications Systems, Inc.(b)          1,665,300        73,256,547
----------------------------------------------------------------------------
Cisco Systems, Inc.(b)                           7,000,000       127,400,000
============================================================================
                                                                 200,656,547
============================================================================

OIL & GAS DRILLING-1.05%

Transocean Sedco Forex Inc.                      5,650,000       233,062,500
============================================================================

PHARMACEUTICALS-7.76%

Abbott Laboratories                              3,500,000       168,035,000
----------------------------------------------------------------------------
Allergan, Inc.                                     450,000        38,475,000
----------------------------------------------------------------------------
Johnson & Johnson                               10,650,000       532,500,000
----------------------------------------------------------------------------
Pfizer Inc.                                     20,391,200       816,667,560
----------------------------------------------------------------------------
Schering-Plough Corp.                            4,500,000       163,080,000
============================================================================
                                                               1,718,757,560
============================================================================

PROPERTY & CASUALTY INSURANCE-0.16%

St. Paul Co., Inc. (The)                           713,100        36,147,039
============================================================================

SEMICONDUCTOR EQUIPMENT-0.59%

Applied Materials, Inc.(b)                       2,000,000        98,200,000
----------------------------------------------------------------------------
Teradyne, Inc.(b)                                1,000,000        33,100,000
============================================================================
                                                                 131,300,000
============================================================================

SEMICONDUCTORS-1.61%

Analog Devices, Inc.(b)                          8,250,000       356,812,500
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

SOFT DRINKS-1.05%

PepsiCo, Inc.                                    5,250,000   $   232,050,000
============================================================================

SYSTEMS SOFTWARE-1.46%

Microsoft Corp.(b)                               2,339,000       170,747,000
----------------------------------------------------------------------------
Oracle Corp.(b)                                  8,000,000       152,000,000
============================================================================
                                                                 322,747,000
============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.62%

Nokia Oyj-ADR (Finland)                          6,200,000       136,648,000
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.30%

Nextel Communications, Inc.-Class A(b)          29,093,800       509,141,500
----------------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
  (Cost $17,841,625,791)                                      20,143,574,221
============================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-0.31%

U.S. TREASURY BILLS-0.31%

3.44%, 09/20/01 (Cost $69,464,500)(c)           70,000,000(d)     69,469,400
============================================================================

                                                 SHARES
MONEY MARKET FUNDS-9.01%

STIC Liquid Assets Portfolio(e)                997,987,008       997,987,008
----------------------------------------------------------------------------
STIC Prime Portfolio(e)                        997,987,008       997,987,008
============================================================================
Total Money Market Funds (Cost
  $1,995,974,016)                                              1,995,974,016
============================================================================
TOTAL INVESTMENTS-100.29% (Cost
  $19,907,064,307)                                            22,209,017,637
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.29)%                            (64,642,351)
============================================================================
NET ASSETS-100.00%                                           $22,144,375,286
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 06/30/01 represented 2.93% of the Fund's net assets.
(b)  Non-income producing security.
(c) U.S. Treasury bills are traded on a discount basis. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                                        7

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $19,907,064,307)*                           $22,209,017,637
-------------------------------------------------------------
Receivables for:
  Investments sold                                122,112,727
-------------------------------------------------------------
  Variation margin                                  2,585,000
-------------------------------------------------------------
  Fund shares sold                                 15,712,679
-------------------------------------------------------------
  Dividends                                        12,389,589
-------------------------------------------------------------
Investment for deferred compensation plan             309,908
-------------------------------------------------------------
Collateral for securities loaned                  222,948,300
-------------------------------------------------------------
Other assets                                           91,338
=============================================================
    Total assets                               22,585,167,178
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           140,790,925
-------------------------------------------------------------
  Fund shares reacquired                           44,975,352
-------------------------------------------------------------
  Foreign currency contracts closed                 1,235,895
-------------------------------------------------------------
  Foreign currency contracts outstanding            3,649,485
-------------------------------------------------------------
  Deferred compensation plan                          309,908
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        222,948,300
-------------------------------------------------------------
Accrued distribution fees                          22,047,346
-------------------------------------------------------------
Accrued transfer agent fees                         3,547,295
-------------------------------------------------------------
Accrued operating expenses                          1,287,386
=============================================================
    Total liabilities                             440,791,892
=============================================================
Net assets applicable to shares outstanding   $22,144,375,286
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $10,045,220,358
_____________________________________________________________
=============================================================
Class B                                       $10,972,771,687
_____________________________________________________________
=============================================================
Class C                                       $ 1,126,383,241
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           855,188,556
_____________________________________________________________
=============================================================
Class B                                           982,025,658
_____________________________________________________________
=============================================================
Class C                                           100,752,287
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                   $         11.75
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.75 divided by
      94.50%)                                 $         12.43
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         11.17
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         11.18
_____________________________________________________________
=============================================================

* At June 30, 2001, securities with an aggregate market value of $184,346,881 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $790,867)                                   $    68,585,478
-------------------------------------------------------------
Dividends from affiliated money market funds       53,185,014
-------------------------------------------------------------
Interest                                            1,560,496
-------------------------------------------------------------
Security lending income                               237,666
=============================================================
    Total investment income                       123,568,654
=============================================================

EXPENSES:

Advisory fees                                      72,746,231
-------------------------------------------------------------
Administrative services fees                          400,626
-------------------------------------------------------------
Custodian fees                                        555,898
-------------------------------------------------------------
Distribution fees -- Class A                       13,084,290
-------------------------------------------------------------
Distribution fees -- Class B                       57,766,811
-------------------------------------------------------------
Distribution fees -- Class C                        5,907,455
-------------------------------------------------------------
Transfer agent fees -- Class A                      9,757,009
-------------------------------------------------------------
Transfer agent fees -- Class B                     11,370,582
-------------------------------------------------------------
Transfer agent fees -- Class C                      1,162,799
-------------------------------------------------------------
Trustees' fees                                         54,926
-------------------------------------------------------------
Other                                               3,385,596
=============================================================
    Total expenses                                176,192,223
=============================================================
Less: Fees waived                                  (5,432,918)
-------------------------------------------------------------
    Expenses paid indirectly                         (212,610)
=============================================================
    Net expenses                                  170,546,695
=============================================================
Net investment income (loss)                      (46,978,041)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (827,278,249)
-------------------------------------------------------------
  Foreign currency contracts                        4,187,021
-------------------------------------------------------------
  Futures contracts                               (93,528,988)
-------------------------------------------------------------
  Option contracts written                         48,068,160
=============================================================
                                                 (868,552,056)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (609,045,292)
-------------------------------------------------------------
  Foreign currency contracts                       26,524,143
-------------------------------------------------------------
  Futures contracts                               (18,000,598)
-------------------------------------------------------------
  Option contracts written                        (49,439,506)
=============================================================
                                                 (649,961,253)
=============================================================
Net gain (loss) from investment securities,
  foreign currency contracts, futures
  contracts and option contracts:              (1,518,513,309)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,565,491,350)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                                        8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                 JUNE 30,         DECEMBER 31,
                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (46,978,041)   $  (153,822,863)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currency contracts, futures contracts and option
    contracts                                                    (868,552,056)     1,802,222,254
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                       (649,961,253)    (6,293,440,690)
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,565,491,350)    (4,645,041,299)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --     (1,074,794,698)
------------------------------------------------------------------------------------------------
  Class B                                                                  --     (1,247,299,950)
------------------------------------------------------------------------------------------------
  Class C                                                                  --       (126,240,715)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (495,177,582)     1,670,331,026
------------------------------------------------------------------------------------------------
  Class B                                                        (718,097,498)     1,786,995,772
------------------------------------------------------------------------------------------------
  Class C                                                         (53,919,909)       774,093,169
================================================================================================
    Net increase (decrease) in net assets                      (2,832,686,339)    (2,861,956,695)
================================================================================================

NET ASSETS:

  Beginning of period                                          24,977,061,625     27,839,018,320
================================================================================================
  End of period                                               $22,144,375,286    $24,977,061,625
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $20,769,314,314    $22,036,509,303
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (47,729,205)          (751,164)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currency contracts, futures
    contracts and option contracts                               (846,705,002)        21,847,054
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currency contracts, futures contracts and option
    contracts                                                   2,269,495,179      2,919,456,432
================================================================================================
                                                              $22,144,375,286    $24,977,061,625
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.
                                        9

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at June 30, 2001 were as follows:

                              CONTRACT TO                            UNREALIZED
SETTLEMENT             --------------------------                   APPRECIATION
DATE        CURRENCY     DELIVER       RECEIVE         VALUE       (DEPRECIATION)
----------  --------   -----------   ------------   ------------   --------------
 08/30/01     CAD      452,750,000   $293,139,268   $297,865,501    $(4,726,233)
---------------------------------------------------------------------------------
 08/31/01     EUR      125,350,000    107,204,514    106,127,766      1,076,748
=================================================================================
                                     $400,343,782   $403,993,267    $(3,649,485)
_________________________________________________________________________________
=================================================================================

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2000, AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. For the six months ended June 30, 2001, AIM waived fees of $5,432,918.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $400,626 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $11,068,372 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $13,084,290, $57,766,811 and $5,907,455, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,347,004 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30,

2001, AIM Distributors received $351,065 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $13,240 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $212,610 which resulted in a reduction of the Fund's total expenses of $212,610.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $184,346,881 were on loan to brokers. The loans were secured by cash collateral of $222,948,300 received by the Fund and subsequently invested in the affiliated money market fund STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended June 30, 2001, the Fund received fees of $237,666 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $4,909,177,455 and $6,015,655,414, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 3,669,810,613
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,402,154,602)
==========================================================
Net unrealized appreciation of investment
  securities                               $ 2,267,656,011
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $19,941,361,626.


NOTE 8-FUTURES CONTRACTS

On June 30, 2001, $42,175,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts at June 30, 2001 were as follows:

                                                                   UNREALIZED
                        NO. OF        MONTH/         MARKET       APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT       VALUE       (DEPRECIATION)
--------               ---------   ------------   ------------   --------------
S&P 500 Index            2,200     Sep. 01/Long   $677,435,000    $(28,808,666)
_______________________________________________________________________________
===============================================================================


NOTE 9-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                 -------------------------
                                 NUMBER OF      PREMIUMS
                                 CONTRACTS      RECEIVED
                                 ---------    ------------
Beginning of period                86,390     $ 76,053,069
----------------------------------------------------------
Closed                            (17,000)     (10,569,566)
----------------------------------------------------------
Exercised                         (32,000)     (26,673,189)
----------------------------------------------------------
Expired                           (37,390)     (38,810,314)
==========================================================
End of period                          --     $         --
__________________________________________________________
==========================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                    JUNE 30, 2001                    DECEMBER 31, 2000
                                                           -------------------------------    --------------------------------
                                                              SHARES           AMOUNT            SHARES            AMOUNT
                                                           ------------    ---------------    -------------    ---------------
Sold:
  Class A                                                    56,447,089    $   681,583,286      630,010,408    $ 3,156,759,316
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    33,894,693        390,739,225      703,853,509      2,552,273,834
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     8,735,076        101,198,005       87,455,815        904,931,025
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                            --                 --       83,714,399      1,028,837,590
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            --                 --       99,085,297      1,163,271,351
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            --                 --       10,150,935        119,273,711
==============================================================================================================================
Reacquired:
  Class A                                                   (98,553,596)    (1,176,760,868)     (75,280,734)    (2,515,265,880)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (97,742,000)    (1,108,836,723)     (60,835,163)    (1,928,549,413)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (13,608,731)      (155,117,914)     (10,212,288)      (250,111,567)
==============================================================================================================================
                                                           (110,827,469)   $(1,267,194,989)   1,467,942,178    $ 4,231,419,967
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2001            2000(a)        1999(b)       1998(b)       1997(b)      1996(a)(b)
                                         ----------------    -----------    -----------    ----------    ----------    ----------
Net asset value, beginning of period       $     12.51       $     16.28    $     13.40    $    10.81    $     9.72    $     8.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    0.00             (0.04)         (0.01)         0.03          0.05          0.14
=================================================================================================================================
  Net gains (losses) on securities
    (both realized and unrealized)               (0.76)            (2.42)          3.97          3.46          2.26          1.14
=================================================================================================================================
    Total from investment operations             (0.76)            (2.46)          3.96          3.49          2.31          1.28
=================================================================================================================================
Less distributions:
  Dividends from net investment income              --                --             --         (0.03)        (0.01)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --             (1.31)         (1.08)        (0.87)        (1.21)        (0.37)
=================================================================================================================================
    Total distributions                             --             (1.31)         (1.08)        (0.90)        (1.22)        (0.50)
=================================================================================================================================
Net asset value, end of period             $     11.75       $     12.51    $     16.28    $    13.40    $    10.81    $     9.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  (6.08)%          (14.95)%        29.95%        32.76%        23.95%        14.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $10,045,220       $11,223,504    $12,640,073    $8,823,094    $6,745,253    $5,100,061
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                                1.05%(d)          1.00%          1.00%         1.00%         1.04%         1.11%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.10%(d)          1.04%          1.02%         1.02%         1.06%         1.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                           0.01%(d)         (0.11)%        (0.09)%        0.26%         0.57%         1.65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             23%               67%            66%          113%          137%          126%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $10,554,134,321.

                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2001            2000(a)      1999(a)(b)      1998(b)       1997(b)      1996(a)(b)
                                         ----------------    -----------    -----------    ----------    ----------    ----------
Net asset value, beginning of period       $     11.94       $     15.73    $     13.08    $    10.63    $     9.64    $     8.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)            (0.31)         (0.13)        (0.06)        (0.02)         0.07
=================================================================================================================================
  Net gains (losses) on securities
    (both realized and unrealized)               (0.73)            (2.17)          3.86          3.38          2.22          1.13
=================================================================================================================================
    Total from investment operations             (0.77)            (2.48)          3.73          3.32          2.20          1.20
=================================================================================================================================
Less distributions:
  Dividends from net investment income              --                --             --            --            --         (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --             (1.31)         (1.08)        (0.87)        (1.21)        (0.37)
=================================================================================================================================
    Total distributions                             --             (1.31)         (1.08)        (0.87)        (1.21)        (0.44)
=================================================================================================================================
Net asset value, end of period             $     11.17       $     11.94    $     15.73    $    13.08    $    10.63    $     9.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  (6.45)%          (15.65)%        28.94%        31.70%        22.96%        13.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $10,972,772       $12,491,366    $14,338,087    $9,680,068    $6,831,796    $4,875,933
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                                1.81%(d)          1.77%          1.79%         1.80%         1.85%         1.94%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.86%(d)          1.81%          1.81%         1.82%         1.87%         1.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                          (0.75)%(d)        (0.89)%        (0.88)%       (0.54)%       (0.24)%        0.82%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             23%               67%            66%          113%          137%          126%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $11,649,108,310.

                                                                                      CLASS C
                                                   ------------------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                                                                 (DATE OPERATIONS
                                                   SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                       JUNE 30,        --------------------------------------      DECEMBER 31,
                                                         2001           2000(a)      1999(a)(b)    1998(a)(b)        1997(b)
                                                   ----------------    ----------    ----------    ----------    ----------------
Net asset value, beginning of period                  $    11.95       $    15.74     $  13.09      $  10.63         $  11.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)           (0.31)       (0.13)        (0.06)              --
=================================================================================================================================
  Net gains (losses) on securities (both realized
    and unrealized)                                        (0.73)           (2.17)        3.86          3.39            (0.02)
=================================================================================================================================
    Total from investment operations                       (0.77)           (2.48)        3.73          3.33            (0.02)
=================================================================================================================================
Less distributions from net realized gains                    --            (1.31)       (1.08)        (0.87)           (1.21)
=================================================================================================================================
Net asset value, end of period                        $    11.18       $    11.95     $  15.74      $  13.09         $  10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (6.44)%         (15.62)%      28.92%        31.72%           (0.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $1,126,383       $1,262,192     $860,859      $212,095         $ 32,900
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.81%(d)         1.77%        1.79%         1.80%            1.84%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.86%(d)         1.81%        1.81%         1.82%            1.86%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment loss to average net
  assets                                                   (0.75)%(d)       (0.88)%      (0.88)%       (0.54)%          (0.23)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       23%              67%          66%          113%             137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,191,282,292.
(e)  Annualized.

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                  Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary     INVESTMENT ADVISOR
Director,
ACE Limited;                                           Gary T. Crum                            A I M Advisors, Inc.
Formerly, Director, President and                      Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                     Dana R. Sutton                          Houston, TX 77046
                                                       Vice President and Treasurer
Owen Daly II                                                                                   TRANSFER AGENT
Formerly, Director,                                    Robert G. Alley
Cortland Trust, Inc.                                   Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                       Stuart W. Coco                          Houston, TX 77210-4739
Chairman,                                              Vice President
Cortland Trust, Inc. and DHJ Media, Inc.; and                                                  CUSTODIAN
Director, Magellan Insurance Company                   Melville B. Cox
                                                       Vice President                          State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                             225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;         Karen Dunn Kelley                       Boston, MA 02110
Vice Chairman, President                               Vice President
and Chief Operating Officer                                                                    COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and               Edgar M. Larsen
President, Mercantile Bankshares                       Vice President                          Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack M. Fields                                         Mary J. Benson                          1735 Market Street
Chief Executive Officer,                               Assistant Vice President and            Philadelphia, PA 19103
Twenty First Century Group, Inc.;                      Assistant Treasurer
Formerly Member of the U.S.                                                                    COUNSEL TO THE TRUSTEES
House of Representatives                               Sheri Morris
                                                       Assistant Vice President and            Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                        Assistant Treasurer                     919 Third Avenue
Partner,                                                                                       New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                               DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                    A I M Distributors, Inc.
Harvard University Graduate                                                                    11 Greenway Plaza
School of Education, New School University.                                                    Suite 100
Formerly Chief Executive Officer,                                                              Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                                 THE AIM FUNDS
                                 RISK SPECTRUM


On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky-and potentially less rewarding-than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                     -------------------------------------

                              EQUITY FUNDS                                                FIXED-INCOME FUNDS

          DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS                   TAXABLE FIXED-INCOME FUNDS

             MORE AGGRESSIVE                    MORE AGGRESSIVE                                  MORE AGGRESSIVE

      AIM Small Cap Opportunities(1)     AIM Latin American Growth(7)                     AIM Strategic Income
      AIM Mid Cap Opportunities(1)       AIM Developing Markets                           AIM High Yield II
      AIM Large Cap Opportunities(2)     AIM European Small Company                       AIM High Yield
      AIM Emerging Growth                AIM Asian Growth                                 AIM Income
      AIM Small Cap Growth               AIM Japan Growth                                 AIM Global Income
      AIM Aggressive Growth              AIM International Emerging Growth                AIM Floating Rate
      AIM Mid Cap Growth                 AIM European Development                         AIM Intermediate Government
      AIM Small Cap Equity               AIM Euroland Growth                              AIM Limited Maturity Treasury
      AIM Capital Development            AIM Global Aggressive Growth                     AIM Money Market
      AIM Constellation                  AIM International Equity
      AIM Dent Demographic Trends        AIM International Value(4)                                 MORE CONSERVATIVE
      AIM Select Equity(3)               AIM Worldwide Spectrum
      AIM Large Cap Growth               AIM Global Trends                                  TAX-FREE FIXED-INCOME FUNDS
      AIM Weingarten                     AIM Global Growth
      AIM Mid Cap Equity                                                                            MORE AGGRESSIVE
      AIM Value II                           MORE CONSERVATIVE
      AIM Charter                                                                         AIM High Income Municipal
      AIM Value                             SECTOR EQUITY FUNDS                           AIM Tax-Exempt Bond of Connecticut(6)
      AIM Blue Chip                                                                       AIM Municipal Bond
      AIM Basic Value                    AIM New Technology                               AIM Tax-Free Intermediate
      AIM Large Cap Basic Value          AIM Global Telecommunications and Technology     AIM Tax-Exempt Cash
      AIM Balanced                       AIM Global Infrastructure
      AIM Advisor Flex(6)                AIM Global Resources                                     MORE CONSERVATIVE
                                         AIM Global Financial Services
        MORE CONSERVATIVE                AIM Global Health Care
                                         AIM Global Consumer Products and Services(7)
                                         AIM Real Estate(5)
                                         AIM Global Utilities

                                            MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $171 billion in assets for 9.5 million shareholders, including individual investors, corporate clients and financial institutions, as of June 30, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the seventh-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $408 billion in assets under management as of June 30, 2001.


[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               VAL-SAR-1